PHH Corporation
Investor Presentation
June 2008

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended.
Forward-looking statements in this presentation are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on various factors and were derived utilizing numerous assumptions and other important factors that could cause results to differ materially from those in the forward-looking statements.
Statements preceded by, followed by or that otherwise include the words “believes,” “expects,”
“anticipates,” “plans,” “may increase,” “will,” “may,” “should” and “could” are generally forward-
looking in nature and not historical facts. Examples of forward-looking statements include, but are not limited to, our expectations as to capturing market share and our beliefs regarding the performance our mortgage reinsurance business. Factors that could cause actual results to differ materially from expectations are included in the “Cautionary Note Regarding Forward-Looking
Statements” and “Item 1A Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and the Quarterly Report on Form 10-Q for the quarter ended March 31,
2008. Investors are cautioned not to place undue reliance on these forward-looking statements.
Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report unanticipated events unless required by law.

Net Revenues	Fiscal Year Ended December 31,			
(In millions)	2004	2005	2006	2007
Mortgage Production Segment	$700	$524	$329	$205
Mortgage Servicing Segment	119	236	131	176
Total Mortgage Services	**$819**	**$760**	**$460**	**$381**
Fleet Management Services Segment	1,578	1,711	1,830	1,861
Total Reportable Segments	**$2,397**	**$2,471**	**$2,290**	**$2,242**

Pre-tax Income	Fiscal Year Ended December 31,			
($in millions)	2004	2005	2006	2007
Mortgage Production Segment	$ 109	$ (17)	$ (152)	$ (225)
Mortgage Servicing Segment	12	140	44	75
Total Mortgage Services	**$ 121**	**$ 123**	**$ (108)**	**$ (150)**
Fleet Management Services Segment	48	80	102	116
Total Reportable Segments [1]	**$ 169**	**$ 203**	**$ (6)**	**$ (34)**

PHH

Mortgage
Fleet Management
■ Leading provider of private label mortgage services and a
 top originator and servicer of prime mortgage loans
 ● 8th largest* retail mortgage originator at 3/31/08
 ● 11th largest* servicer with a $161.2 billion portfolio
 at 3/31/08**
■ Focus on high quality prime originations
■ Unique front-end retail platform with purchase finance bias
■ “One stop” provider of fleet management services with a
 broad range of product offerings and best in class
 technologies
■ Second-largest *** vehicle management services provider
 in U.S. and Canada with over 630,000 vehicles under
 management at 12/31/07
■ Well diversified portfolio of leases to large companies
 including many Fortune 500 companies
Source: Company filings.
(1) Excludes expenses not allocated to our reportable segments.
Summary Financials
*Source: Inside Mortgage Finance, Copyright 2008
**$18.6 billon in servicing sold will be transferred in Q2’08.
*** Source: Automotive Fleet Fact Book, Copyright 2007
Leading Mortgage Outsourcing and
Fleet Management Businesses
 ● PHH Corp is comprised of two leading business platforms

Investment Highlights
■ A leading player in mortgage outsourcing and fleet management services
■ Relationship driven businesses
■ Steady fleet management business
■ Unique mortgage outsourcing model well positioned for the future
■ Proven underwriting results
■ Experienced and prudent senior management team
■ Trading at a significant discount to book

Strategic Direction
Recent History
› Pre - 2005 Long track record of growth and innovation in each business
› 2005  Spun-off from Cendant
› 2006   Restated prior year financial statements
› 2007  Announced sale to GE/Blackstone (terminated January 1, 2008)
Future
■ Prudent and experienced management of mortgage business
 ● Focus on prime conforming
 ● Right-sized expense base
■  Businesses positioned for future growth
 ● Continue to capture market share as outsourcing is expected to grow
 ● Fleet management business free from GE overhang
■ Focus on maximizing financial flexibility
■ Continued commitment to strong balance sheet and controls

1 Wells Fargo
2 Bank of America
3 Countrywide
4 Chase Home Finance
5 Citimortgage
6 Wachovia
7 Washington Mutual
8 PHH Mortgage
9 National City
10 Suntrust
11 ING Bank
12 Residential Capital
13 Quicken Loans
14 IndyMac
15 First Horizon

1 Countrywide
2 Wells Fargo
3 Citimortgage
4 Chase Home Finance
5 Washington Mutual
6 Bank of America
7 Residential Capital
8 Indymac
9 Wachovia
10 National City
11 PHH Mortgage
12 Suntrust
13 HSBC N.A.
14 US Bank
15 Aurora

PHH

Top 15 Retail Originators for Q1 2008
Top 15 Mortgage Servicers for Q1 2008
Source: Inside Mortgage Finance, Copyright 2008.
Source: Inside Mortgage Finance, Copyright 2008.
Mortgage Overview
■ Established in 1984
■ Leading provider of private label mortgage
 solutions
■ A top originator and servicer of mortgage
 loans
■ Unique origination platform focused on
 organic growth
■ Comprised of two segments:
 ● Production - originate, purchase and sell
 prime mortgage loans (average FICO
 score on originations of 724 in 2007)
 through financial institutions, real estate
 brokers and corporate relocation
 programs
 ● Servicing - service mortgage loans
 primarily originated by PHH

Purchase
Refinancing
$11.7
$22.1
$44.5
$83.7
$41.3
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

3%
32%
65%
Financial Institutions
Real Estate Brokers
Relocation Business

2006 Originations
10%
3%
8%
56%
23%
Conforming
Jumbo
Alt-A
Second
Other

Rate Locks as of April 30, 2008
98%
2%
Conforming
Jumbo

PHH

Focus on Purchase Market
Historical Focus on Prime
Unique Distribution (YTD March 2008)
Strong Customer Momentum
Prime focused production; de minimis subprime or exotic products
48.4%
41.9%
66.0%
66.6%
69.1%
51.6%
58.1%
34.0%
33.4%
30.9%
91.4%
75.0%
59.0%
73.8%
74.0%
77.0%
79.0%
56.4%
43.6%
8.6%
25.0%
41.0%
26.2%
26.0%
35.0%
65.0%
High Quality Origination Platform
■ Five new financial institutions signed in 2008
■ Recent clients signed in 2007-08 include:
 ● Integra Bank
 ● Citizens / Republic Bank
 ● Amcore Bank
 ● New York Community Bancorp
 ● Comerica

Origination Business Model
3%
Secondary
Market
transaction
Consumer
Origination platform
Investor services
Relocation
Real Estate Brokers
Financial Institutions
PLS Face-to-Face
Wholesale/
Correspondent
PLS Teleservices
Client relationship
Services
Servicing
PLS Internet
Bundled origination
assistance and
mortgage servicing
Unique Mortgage Origination Model
■ Access to high-quality customer base through three business channels
■ Limited credit risk on mortgage loans originated
 ● Fee-based loans where PHH receives a fee and the outsource client retains the loan represented
 29% of originations in the first quarter of 2008
 ● Loans closed to be sold into capital markets are generally sold within 60 days
■ Recurring fee stream through retained servicing rights

COLDWELL BANKER

Sotheby's INTERNATIONAL REALTY

Century 21

ERA REAL ESTATE

NRT

CARTUS

PHH

Strategic Relationship with Realogy
■ PHH Mortgage is the exclusive recommended
 provider to Realogy’s owned real estate operations
■ Realogy is a leading owner/franchiser of real estate
 brokerage services in the US
■ Mortgage venture owned 50.1%/49.9% by PHH
 and Realogy, respectively
 ● 50-year term, subject to early termination in
 2017

Servicing Portfolio
$161.2 billion

HELOC
3%
Govt
5%
Conventional
92%

Loans Held For Sale
$1.9 billion

Prime Jumbo
19%
Other
11%
Conforming
or
Best Efforts
70%

200.0
160.0
120.0
80.0
40.0
0.0
29.7
43.0
52.2
82.2
98.8
115.8
138.6
145.7
157.3
160.2
159.2
161.2
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Q1'08

Overview
High Quality Assets
Servicing Portfolio ($ billions)
(1) $18.6 billion of servicing sold will be transferred in Q2’08.
Data as of 03/31/08.
High Quality Servicing Franchise
(1)
■ Generates fee income for servicing mortgage loans
 held by investors, predominantly originated from
 PHH’s “prime” platform
■ Favorable delinquency experience with only 0.32%
 of portfolio at 90+ days delinquent as of 3/31/08
■ Low pre-payment rates - believed to be 80-85% of
 the industry average as of 12/31/07
■ MSRs booked at 1.15% of UPB as of 3/31/08

Mortgage Servicing Rights
■ MSRs capitalized at 1.15% of unpaid principal balance as of
 3/31/08
 ● 3rd party valuations
 ● 3rd party survey
 ● Other public data

* Financial data for industry participants compiled by PHH based on SEC filings and other publicly available information
MSR Data Comparison *

Mortgage Industry
Selected Data Comparison
1st Quarter 2008		MSR Portfolio Statistics
Company	Symbol	WAC (note rate)	WASF (service fee)	Modeled WAL- (in years)	Modeled Wavg CPR	Discount Rate	MSR Valuation Method	∆ in MSR FV Due to Valuation Inputs or Assumptions (MM)	Gain / <Loss> on Hedges (MM)	Net Impact of Hedge Activity (MM)	Portfolio MSR Price (% UPB)	Portfolio MSR Multiple	1Q Cap MSR bp Chg from 4Q	1Q % Chg in Cap MSR from 4Q	1Q End. Serv. Portfolio $Bs*	4Q End. Serv. Portfolio $Bs*	1Q to 4Q Portfolio Growth %*
PHH	PHH	5.90%	0.33%	4.6	21.00%	12% (OAS over 10yr Swap)	OAS	(76)	26	(50)	1.15%	3.50	-0.04%	-3.4%	$ 127.5	$ 126.5	0.8%
Countrywide	CFC	6.50%	0.33%	n/a	n/a	LIBOR +OAS	OAS	(1,558)	1,667	109	1.26%	3.84	-0.14%	-10.0%	$ 1,361.9	$ 1,355.5	0.5%
Washington Mutual	WM	6.24%	0.43%	n/a	n/a	n/a	OAS	(499)	548	49	1.27%	2.95	-0.10%	-7.2%	$ 449.1	$ 456.5	-1.6%
JPMorgan Chase	JPM	n/a	n/a	n/a	12.59%	9.70%	OAS	(632)	598	(34)	1.34%	n/a	-0.06%	-4.3%	$ 627.1	$ 614.7	2.0%
Wells Fargo	WFC	6.00%	n/a	n/a	n/a	n/a	n/a	(1,798)	1,892	94	1.08%	n/a	-0.12%	-10.0%	$ 1,431.0	$ 1,430.0	0.1%
National City	NCC	6.04%	0.30%	5.6	15.54%	5.96% over forward Swap curve	OAS	(216)	157	(59)	1.30%	4.33	-0.11%	-7.8%	$ 177.9	$ 179.4	-0.8%
Citigroup	C	n/a	n/a	7.0	14.50%	13.8%	OAS	(561)	n/a	n/a	1.19%	n/a	-0.20%	14.3%	$ 645.7	$ 599.6	7.7%
US Bancorp	USB	6.03%	0.34%	5.8	n/a	10.30%	n/a	(159)	148	(11)	1.36%	4.00	-0.13%	-8.7%	$ 102.0	$ 97.0	5.1%
IndyMac	IMB	6.60%	0.34%	n/a	19.70%	7.80%	OAS	21	91	112	1.39%	4.09	0.02%	1.5%	$ 184.5	$ 181.7	1.5%
First Horizon	FHN	n/a	n/a	4.4 (1st Lien), 2.4 (2nd Lien), 1.9 (Heloc)	20.0% (1st Lien), 33.8% (2nd Lien), 41.0% (Heloc)	11.2% (1st Lien), 14.0% (2nd Lien), 18.0% (Heloc)	n/a	(329)	362	33	0.90%	n/a	-0.21%	-18.9%	$ 99.0	$ 103.7	-4.5%
Bank of America	BAC	n/a	n/a	n/a	n/a	n/a	OAS	(59)	n/a	n/a	1.18%	n/a	0.00%	0.0%	$ 268.1	$ 258.7	3.6%

WAC = weighted average coupon (note rate).
WASF = weighted average service fee.
WAL = weighted average life.
CPR = constant prepayment rate.
OAS = option adjusted spread.
UPB = unpaid principal balance.

Mortgage Reinsurance
■ $39 million in reserves as of 3/31/08
■ We believe the PV of future premiums will at least equal the
 PV of future claims on our existing book

Recourse Loans and Reserves
■ Recourse Loans as of 3/31/08
 ● $460 million in loans, 5.36% of which are 90 days delinquent
 -  61% originated in 2003 & prior
 -  15% originated in 2004
 -  Most at risk years (2005, 2006 and 2007) represent only 24% of this portfolio
 ● $1.9 billion in recourse loan program, which was halted in the second half of 2007, expected to wind down by 6/30/09
 ● $128 million in REO and Foreclosure including $23 million in reserves
■ Total mortgage credit-related reserves, including mortgage reinsurance, were $93 million as of 3/31/08

US Fleet Market Share
As of 12/31/2006
(Fleets >15 units)

GE
15%
PHH
11%
Wheels
6%
ARI
6%
Enterprise
5%
LeasePlan
4%
Others
5%
Unserved
48%

Source: Automotive Fleet 2007 Fact Book
Fleet Management Overview
■ Founded in 1946
■ Industry leader - second largest vehicle
 management services provider in United States
 and Canada combined
■ Fully integrated service provider
■ Technology leader
■ Consistent and long standing client relationships
 - servicing nearly one-third of Fortune 500
 companies
■ Exceptional asset performance - average annual
 3 bps of charge-offs over the last 10 years
■ Significant fee income and minimal residual risk
 (96% of leases are open-end where the client
 assumes residual risk)
■ Experienced and long-tenured management
 team

Financing
+
Net Financing Revenue
Fee-Based Services
Maintenance
Accident Management
Fuel Card
Management Fees
High quality services and value-added products drive client acquisition and retention
Fleet Management Revenue Model
■ Strategy is to continue to expand the customer base and enhance value added services
 ● Focused on providing integrated fleet management solutions
 ● Continued emphasis on less capital intensive fee-based products

- Limited Obligor Concentration - as of 12/31/07
  - No individual client represents more than 5% of portfolio
  - Top ten clients represent approximately 27% of portfolio
- Unit Breakdown
  - The portfolio is predominantly comprised of cars and light duty trucks
  - Medium duty & heavy duty trucks, forklifts and equipment represent the remainder
- Superior Credit Quality
  - Net charge-offs did not exceed 7 bps of asset value in each of the last 10 years
  - Secured lending to Fortune 500 companies
  - PHH serves nearly one-third of Fortune 500 companies
- Over 100 clients have been with PHH for 20 years or more

PHH

Diversified Customer Base
Representative Clients
 ● Colgate-Palmolive
 ● Abbott Labs
 ● United Technologies
 ● DuPont
 ● RJ Reynolds
 ● Sara Lee
 ● ConAgra
 ● Black & Decker
 ● Textron
 ● Comcast
Strong Customer Base and Diversified
Revenue Streams

$4,500
$4,250
$4,000
$3,750
$3,500
97%
95%
96%
100%
90%
80%
70%
60%
50%
$3,996
$4,147
$4,224
2005
2006
2007
Total Book Value
% Open-end

$1.2
$0.9
$0.6
$0.3
$0.0
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
$0.2
$1.1
$0.5
0.01%
0.03%
0.01%
2005
2006
2007
Net Losses
Net Losses as % of EOP $ Amount of Leases

PHH

High Quality Fleet Assets
Portfolio ($ millions)
Loss and Recovery Experience ($ millions)

Financial Update

Net Revenues	Segment (Loss) Profit
Mortgage Production	$ 126	$ (8) *
Mortgage Servicing	19	(16)
Total Mortgage Services	145	(24)
Fleet Management Services	448	24
Other	49 **	42 **
Total Company	$ 642	$ 42

PHH

(In Millions)
* Includes $42M of valuation write-downs from agency ARMs, prime jumbo and scratch and dent partially offset by $30M benefit from adoption of fair value accounting
**Primarily related to the terminated merger agreement
First Quarter 2008 Results

Liquidity Position
■ Available capacities as of 3/31/08 were approximately:
 ●  $117 million in cash
 ●  $221 million in unsecured capacity
 ●  $912 million in excess mortgage warehouse capacity
 ●  $430 million in excess capacity in vehicle management asset-backed debt
■ Government Sponsored Entities (GSE’s) remain the primary source of secondary market liquidity for PHH
■ Repaid $180 million of unsecured public bonds 3/3/08
■ Completed $250 million convertible notes offering on 4/2/08, which provided $213 million of proceeds, net of related hedge costs and warrant transactions

(In Millions)

	As of December 31,			As of
	2005	**2006**	**2007**	**3/31/08**
Cash and Cash Equivalents	$ 107	$ 123	$ 149	$ 117
Restricted Cash	497	559	579	566
Debt	6,744	7,647	6,279	6,477
Total Shareholders Equity	1,521	1,515	1,529	1,549
Total Capitalization	**$ 8,265**	**$ 9,162**	**$ 7,808**	**$ 8,026**
Total Assets	$ 9,965	$ 10,760	$ 9,357	$ 9,613
Goodwill and Other Intangibles	139	133	130	128

Debt/Equity	4.4x	5.0x	4.1x	4.2x
Ratio of Indebtedness to Tangible Net Worth	5.1	5.8	4.7	4.8

PHH

Historical Capital Structure

Summary
■ Loan origination volume
■ Hedge position
■ Outsourcing demand
■ Arval/Fleet Management

Investment Highlights
■ A leading player in mortgage outsourcing and fleet management services
■ Relationship driven businesses
■ Steady fleet management business
■ Unique mortgage outsourcing model well positioned for the future
■ Proven underwriting results
■ Experienced and prudent senior management team
■ Trading at a significant discount to book